Exhibit 32.1

Certification of Principal Executive Officer
And Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant To Section 906 of
The Sarbanes-Oxley Act of 2002

In connection with the accompanying Annual Report on Form 10-K of Ultimate rack, Inc. for the year ended October 31, 2013, I, Shawn Arizmendi Chief Executive Officer and Chief Financial Officer of Ultimate Rack, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Annual Report on Form 10-K for the year ended October 31, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Annual Report of Form 10-K for the year ended October 31, 2013, fairly represents in all material respects, the financial condition and results of operations of Ultimate Rack, Inc.

Dated: February 6, 2014	/s/ Shawn Arizmendi
Chief Executive Officer
(Principal Executive Officer and Principal Financial Officer)